UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D. C. 20549

                          _____________

                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the

                 Securities Exchange Act of 1934


Date of earliest event
  reported:  August 2, 2005


                     American Airlines, Inc.
     (Exact name of registrant as specified in its charter)


            Delaware               1-2691            13-1502798
 (State of Incorporation) (Commission File Number) (IRS Employer
                                                 Identification No.)

4333 Amon Carter Blvd.      Fort Worth, Texas          76155
 (Address of principal executive offices)            (Zip Code)


                        (817) 963-1234
                (Registrant's telephone number)



   (Former name or former address, if changed since last report.)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))







Item 8.01    Other Events

American Airlines, Inc. is filing herewith a press release issued on August 2, 2005 as Exhibit 99.1, which is included herein. This press release was issued to report July traffic for American Airlines, Inc.






                          SIGNATURE



     Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   American  Airlines, Inc.




                                   /s/ Charles D. MarLett
                                   Charles D. MarLett
                                   Corporate Secretary



Dated:  August 3, 2005






                        EXHIBIT INDEX


Exhibit        Description

99.1           Press Release








                                        Exhibit 99.1

                              CONTACT:  Tim Wagner
                                        Corporate Communications
                                        Fort Worth, Texas
                                        817-967-1577
                                        corp.comm@aa.com



FOR RELEASE: Tuesday, Aug. 2, 2005



            AMERICAN AIRLINES REPORTS JULY TRAFFIC

     FORT WORTH, Texas - American Airlines, the world's largest airline, reported a July load factor of 85.1 percent - an increase of 4.1 points compared to the same period last year. Traffic grew by 8.1 percent year over year, while capacity increased by 3.0 percent.
     International traffic increased 11.5 percent relative to last year on 6.5 percent more capacity. Domestic traffic increased 6.4 percent year over year, with a 1.2 percent increase in domestic capacity.
     American boarded 9.5 million passengers in July.

     Detailed traffic and capacity data are on the following pages:







             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                             JULY
                                  2005          2004      CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    13,621,311    12,601,383         8.1 %
      D.O.T. DOMESTIC        8,935,858     8,398,244         6.4
      INTERNATIONAL          4,685,453     4,203,139        11.5
      ATLANTIC               1,991,411     1,866,730         6.7
      LATIN AMERICA          2,190,761     1,950,994        12.3
      PACIFIC                  503,281       385,414        30.6

AVAILABLE SEAT MILES (000)
  SYSTEM                    16,002,029    15,538,746         3.0 %
      D.O.T. DOMESTIC       10,412,714    10,290,209         1.2
      INTERNATIONAL          5,589,315     5,248,537         6.5
      ATLANTIC               2,247,679     2,148,840         4.6
      LATIN AMERICA          2,717,935     2,625,549         3.5
      PACIFIC                  623,701       474,147        31.5

LOAD FACTOR
  SYSTEM                          85.1 %        81.0 %       4.1 Pts
      D.O.T. DOMESTIC             85.8          81.6         4.2
      INTERNATIONAL               83.8          80.0         3.8
      ATLANTIC                    88.5          86.8         1.7
      LATIN AMERICA               80.6          74.3         6.3
      PACIFIC                     80.6          81.2        (0.6)

PASSENGERS BOARDED           9,546,266     8,705,113         9.7 %

SYSTEM CARGO TON MILES (000)   178,532       181,662        (1.7) %







             AMERICAN AIRLINES PASSENGER DIVISION
           COMPARATIVE PRELIMINARY TRAFFIC SUMMARY
                  EXCLUDES CHARTER SERVICES
                      YEAR-TO-DATE JULY
                                  2005          2004      CHANGE
REVENUE PASSENGER MILES (000)
  SYSTEM                    81,644,826    76,132,872         7.2 %
      D.O.T. DOMESTIC       54,362,267    52,188,293         4.2
      INTERNATIONAL         27,282,560    23,944,579        13.9
      ATLANTIC              11,282,179    10,354,063         9.0
      LATIN AMERICA         12,923,405    11,163,259        15.8
      PACIFIC                3,076,975     2,427,257        26.8

AVAILABLE SEAT MILES (000)
  SYSTEM                   103,748,151   102,028,475         1.7 %
      D.O.T. DOMESTIC       68,099,561    69,664,748        (2.2)
      INTERNATIONAL         35,648,589    32,363,727        10.1
      ATLANTIC              13,655,307    12,829,547         6.4
      LATIN AMERICA         18,099,768    16,501,515         9.7
      PACIFIC                3,893,514     3,032,666        28.4

LOAD FACTOR
  SYSTEM                          78.6 %        74.6 %       4.0 Pts
      D.O.T. DOMESTIC             79.8          74.9         4.9
      INTERNATIONAL               76.5          73.9         2.6
      ATLANTIC                    82.6          80.7         1.9
      LATIN AMERICA               71.4          67.6         3.8
      PACIFIC                     79.0          80.0        (1.0)

PASSENGERS BOARDED          58,044,088    53,953,258         7.6 %

SYSTEM CARGO TON MILES (000) 1,276,133     1,269,467         0.5 %



                             ###

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